Back to Form 8-K
Exhibit 10.3

Wellcare of Florida, Inc.  d/b/a Staywell Health Plan of Florida
Medicaid HMO Contract

AHCA CONTRACT NO. FA615
AMENDMENT NO. 1

THIS CONTRACT, entered into between the STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION, hereinafter referred to as the "Agency" and WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA, hereinafter referred to as the "Vendor", is hereby amended as follows:

1.	Standard Contract, Section II, Item A, Contract Amount, the first sentence is hereby revised to now read as follows:

To pay for contracted services according to the conditions of Attachment I in an amount not to exceed $1,246,085,621.00 (an increase of $28,056,746.00), subject to availability of funds.

2.	Standard Contract, Section III, Item C., Contract Managers, sub-item 2. is hereby amended to now read as follows:

2.	The Vendor’s Contract Manager’s name, address and telephone number for this Contract is as follows:

Geoffrey L. Petrie
HealthEase Health Plan of Florida, Inc.
8735 Henderson Road
Tampa, FL 33614-3988
(813) 865-5038

3.	Attachment I, Section B, Method of Payment, Item 1, General, the first paragraph is hereby revised to now read as follows:

Notwithstanding the payment amounts which may be computed with the rate tables specified in Exhibit III, the sum of total capitation payments under this Contract shall not exceed the total Contract amount of $1,246,085,621.00 (an increase of $28,056,746.00).

4.
Attachment I, Exhibit I, Maximum Enrollment Levels, is hereby deleted in its entirety and replaced with Exhibit I-A, Revised Maximum Enrollment Levels, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit I, Maximum Enrollment Levels shall, hereinafter refer to Exhibit I-A, Revised Maximum Enrollment Levels.

5.
Attachment I, Exhibit II, Capitation Rates, is hereby deleted in its entirety and replaced with Exhibit II-A, Revised Capitation Rates, attached hereto and made a part of the Contract.  All references in the Contract to Exhibit II, Capitation Rates, shall hereinafter refer to Exhibit II-A, Revised Capitation Rates.

All provisions in the Contract and any attachments thereto in conflict with this Amendment shall be and are hereby changed to conform with this Amendment.

All provisions not in conflict with this Amendment are still in effect and are to be performed at the level specified in the Contract.

This Amendment and all its attachments are hereby made a part of the Contract.

This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

AHCA CONTRACT  No. FA615, Amendment No.1, Page 1 of 2

Wellcare of Florida, Inc.  d/b/a Staywell Health Plan of Florida
Medicaid HMO Contract

    This Amendment cannot be executed unless all previous amendments to this Contract have been fully executed.

    IN WITNESS WHEREOF, the parties hereto have caused this four (4) page amendment (which includes all attachments hereto) to be executed by their officials thereunto duly authorized.

WELLCARE OF FLORIDA, INC. D/B/A STAYWELL HEALTH PLAN OF FLORIDA	STATE OF FLORIDA, AGENCY FOR HEALTH CARE ADMINISTRATION
SIGNED BY: /s/ Todd S. Farha	SIGNED BY: /s/ Andrew C. Agwunobi
NAME: Todd S. Farha	NAME: Andrew C. Agwunobi, M.D.
TITLE: President and CEO	TITLE: Secretary
DATE: 5/29/2007	DATE: 5/31/2007

List of Attachments/Exhibits included as part of this Amendment:

Specify Type	Letter/ Number	Description
Exhibit	I-A	Revised Maximum Enrollment Levels (1 Page)
Exhibit	II-A	Revised Capitation Rates (1 Page)

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA CONTRACT  No. FA615, Amendment No.1, Page 2 of 2

EXHIBIT I-A
REVISED MAXIMUM ENROLLMENT LEVELS

 TABLE 1
ENROLLMENT LEVELS

County	Maximum Enrollment Level
Brevard	14,000
Broward	25,000
Dade	25,000
Hernando	15,000
Hillsborough	28,000
Lee	15,000
Manatee	12,000
Palm Beach	15,000
Pasco	7,000
Pinellas	15,000
Polk	25,000
Orange	38,000
Osceola	12,000
Sarasota	6,000
Seminole	6,000
St. Lucie	4,500
Sumter	4,500

REMAINDER OF PAGE INTENTIONALLY LEFT BLANK

AHCA Contract No. FA615, Exhibit I-A, Page 1 of 1

EXHIBIT II-A
REVISED CAPITATION RATES

A.           Table 2 - General Capitation Rates plus Mental Health Rates:

Area 3 Counties:

County	Provider Number
Sumter	015016916

Area 9 Counties:

County	Provider Number
St. Lucie	015016915

B.           Table 4 - General Capitation Rates plus Mental Health Rates plus Transportation:
Area 3 Counties:

County	Provider Number
Hernando	015016901

Area 5 Counties:

County	Provider Number
Pasco	015016903
Pinellas	015016904

Area 6 Counties:

County	Provider Number
Hillsborough	015016902
Manatee	015016912
Polk	015016905

Area 7 Counties:

County	Provider Number
Orange	015016906
Seminole	015016908
Osceola	015016907
Brevard	015016913

Area 8 Counties:

County	Provider Number
Lee	015016911
Sarasota	015016914

Area 9 Counties:

County	Provider Number
Palm Beach	015016910

Area 10 Counties:

County	Provider Number
Broward	015016900

Area 11 Counties:

County	Provider Number
Miami-Dade	015016909

AHCA Contract No. FA615, Exhibit II-A, Page 1 of 1